File Nos. 2-68671
                                                                811- 3087
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]

     Pre-Effective Amendment No.                                       [ ]

     Post-Effective Amendment No. 30                                   [X]

                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]

     Amendment No. 30                                                  [X]

                     (Check appropriate box or boxes.)

                      DREYFUS APPRECIATION FUND, INC.
             (Exact Name of Registrant as Specified in Charter)

          c/o The Dreyfus Corporation
          200 Park Avenue, New York, New York          10166
          (Address of Principal Executive Offices)     (Zip Code)

     Registrant's Telephone Number, including Area Code: (212) 922-6000

                            Mark N. Jacobs, Esq.
                              200 Park Avenue
                          New York, New York 10166
                  (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

          immediately upon filing pursuant to paragraph (b)
     ----

      X   on May 1, 1997 pursuant to paragraph (b)
     ----

          60 days after filing pursuant to paragraph (a)(i)
     ----
          on     (date)      pursuant to paragraph (a)(i)
     ----
          75 days after filing pursuant to paragraph (a)(ii)
     ----
          on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----

If appropriate, check the following box:

          this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----

     Registrant has registered an indefinite number of shares of its common stock under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 1996 was filed on February 27, 1997.


                      DREYFUS APPRECIATION FUND, INC.
               Cross-Reference Sheet Pursuant to Rule 495(a)
Items in
Part A of
Form N-1A     Caption                                       Page
_________     _______                                       ____
  1           Cover Page                                   Cover

  2           Synopsis                                       3


  3           Condensed Financial Information                4


  4           General Description of Registrant              5, 18


  5           Management of the Fund                         5


  5(a)        Management's Discussion of Fund's Performance  *


  6           Capital Stock and Other Securities             18


  7           Purchase of Securities Being Offered           8


  8           Redemption or Repurchase                       14


  9           Pending Legal Proceedings                      *

Items in
Part B of
Form N-1A
---------

  10          Cover Page                                     Cover


  11          Table of Contents                              Cover


  12          General Information and History                B-1, B-23


  13          Investment Objectives and Policies             B-2


  14          Management of the Fund                         B-7


  15          Control Persons and Principal                  B-9
              Holders of Securities


  16          Investment Advisory and Other                  B-11
              Services

_____________________________________
NOTE:  * Omitted since answer is negative or inapplicable.

                      DREYFUS APPRECIATION FUND, INC.
         Cross-Reference Sheet Pursuant to Rule 495(a) (continued)

Items in
Part B of
Form N-1A     Caption                                        Page
_________     _______                                        _____
  17          Brokerage Allocation                           B-21

  18          Capital Stock and Other Securities             B-23

  19          Purchase, Redemption and Pricing               B-13, B-14
              of Securities Being Offered                    B-19

  20          Tax Status                                     *

  21          Underwriters                                   B-1, B-10

  22          Calculations of Performance Data               B-22

  23          Financial Statements                           B-25

Items in
Part C of
Form N-1A
_________
  24          Financial Statements and Exhibits              C-1

  25          Persons Controlled by or Under                 C-3
              Common Control with Registrant

  26          Number of Holders of Securities                C-3

  27          Indemnification                                C-3

  28          Business and Other Connections of              C-4
              Investment Adviser

  29          Principal Underwriters                         C-12


  30          Location of Accounts and Records               C-13


  31          Management Services                            C-13


  32          Undertakings                                   C-13

_____________________________________
NOTE:  * Omitted since answer is negative or inapplicable.



DREYFUS APPRECIATION FUND, INC.
1 INVESTMENT OBJECTIVE
        The goal of Dreyfus Appreciation Fund, Inc. is to provide you with capital growth consistent with capital preservation by investing primarily in domestic and foreign equity securities. Current income is a secondary goal.
2 INVESTMENT STRATEGY
          The Fund invests primarily in the common stocks of domestic and foreign issuers and debt securities of foreign governments. The Fund seeks investment opportunities in generally larger capitalization companies (over $500 million) which Fund management believes have the potential to experience above average and predictable earnings growth. The Fund also will be alert to those foreign and domestic issuers which it considers undervalued by the stock market in terms of current earnings, assets or growth prospects, including those with new or innovative products, services or processes.
3 INVESTMENT RISKS
          n All mutual funds of this type involve certain investment risks, including the possible loss of money.
          n Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer or the securities, and these fluctuations can be pronounced. These fluctuations will affect the value of a Fund share and thus the Fund's total return to investors.
          n Investments in foreign securities can involve greater risk and may be less liquid and more volatile than more conventional investments.


4 APPROPRIATE FOR INVESTORS WHO:
          n Are seeking capital growth through a portfolio consisting primarily of domestic and foreign equity securities.
          n Are purchasing as a supplement to an overall investment program and are willing to undertake the risks involved.
          n  Have an investment horizon of at least five years.
5 FEES AND EXPENSES
Shareholder Transaction Expenses are paid by investors when purchasing or redeeming Fund shares. The Fund has no shareholder transaction expenses. Annual Fund Operating Expenses are fees paid by the Fund, and are reflected in the Fund's share price. The following expenses are expressed as a percentage of average daily net assets.
          Management Fees                       .55%
          Other Expenses                        .37%
          Total Fund Operating Expenses         .92%
Example:
          You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
        1 Year     3 Years          5 Years       10 Years
           $9          $29            $51           $113
The purpose of this section is to assist you in understanding the costs and expenses borne by the Fund, the payment of which will reduce investors' annual return. The example is an illustration only; actual expenses and returns will vary.


6 Past Performance

Calendar Year Total Return
  [Exhibit A}
Average Annual Total Returns
for periods ended 12/31/96
                             1 Year          5 Years         10 Years
Dreyfus
Appreciation Fund            25.68%           13.60%          14.84%
S&P 500 Composite
Stock Index                  22.95%           15.20%          15.26%
Past performance is no guarantee of future results; net asset value and investment return fluctuate, so that when you sell your shares you may receive more or less than the amount you paid for them.
7 INVESTMENT ADVISER
          The Dreyfus Corporation is the Fund's investment adviser. The Fund has engaged Fayez Sarofim & Co. to serve as the Fund's sub-investment adviser. Fayez Sarofim has been the Fund's primary portfolio manager since 1990. Mr. Sarofim founded Fayez Sarofim & Co. in 1958. The Houston-based investment firm currently manages approximately $28 billion. Prior to establishing his own company, Mr. Sarofim was assistant to the president of Anderson, Clayton & Co.

8 PURCHASES
          The minimum initial investment is $2,500. The initial investment must be accompanied by the Fund's Account Application. Subsequent investments must be at least $100. You may purchase Fund shares by check or wire, the Dreyfus TeleTransfer privilege, or through the Dreyfus Step Program.
9 REDEMPTIONS
          You can sell Fund shares by written request, telephone, Dreyfus Tele Transfer ($500 minimum, $150,000 maximum) or wire redemption ($1,000 minimum,
     $250,000 maximum).
          When a redemption request is received in proper form, the Fund will redeem the shares at the next determined net asset value.
10 DISTRIBUTIONS
          Dividends and capital gains, if any, are declared and paid annually. Dividends and capital gains can be mailed to you, sent directly to your bank, swept into another Dreyfus account or reinvested back into your Fund to purchase shares at net asset value.
          Distributions of net investment income and any net realized short-term capital gains will be taxable as ordinary income. Distributions from net realized long-term capital gains will be taxable as long-term capital gains, regardless of how long investors have held their shares.
11 OTHER SERVICES
          n  Telephone Exchange Privilege
          n Dreyfus-AUTOMATIC Asset BuilderRegistration Mark n Dreyfus Dividend Options n Dreyfus Payroll Savings Plan n Dreyfus Step Program




DREYFUS
APPRECIATION FUND, INC.
An equity
mutual fund
  [Dreyfus lion/2hres logo]
Fund Profile
This Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's Prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semi-annual report. The Prospectus and reports may be obtained at no cost by calling:
1-800-782-6620




Copy Rights 1997, Dreyfus Service Corporation, Broker-Dealer
    Premier Mutual Fund Services, Distributor          141retpro6-971
Registration Mark
  [Dreyfus lion/2hres logo]
January 1, 1997





-------------------------------------------------------------------------------

PROSPECTUS                                                        MAY 1, 1997

                        DREYFUS APPRECIATION FUND, INC.
-------------------------------------------------------------------------------
        DREYFUS APPRECIATION FUND, INC. (THE "FUND") IS AN OPEN-END, DIVERSIFIED, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MUTUAL FUND. THE
FUND'S PRIMARY INVESTMENT OBJECTIVE IS TO PROVIDE YOU WITH LONG-TERM CAPITAL GROWTH CONSISTENT WITH THE PRESERVATION OF CAPITAL. THE FUND INVESTS
PRIMARILY IN THE COMMON STOCKS OF DOMESTIC AND FOREIGN ISSUERS. CURRENT
INCOME IS A SECONDARY INVESTMENT OBJECTIVE.
        YOU CAN INVEST, REINVEST OR REDEEM SHARES AT ANY TIME WITHOUT CHARGE
OR PENALTY. YOU CAN PURCHASE OR REDEEM SHARES BY TELEPHONE USING DREYFUS TELET RANSFER.
        THE DREYFUS CORPORATION ("DREYFUS") SERVES AS THE FUND'S INVESTMENT ADVISER. FAYEZ SAROFIM & CO. ("SAROFIM") SERVES AS THE FUND'S SUB-INVESTMENT ADVISER AND PROVIDES DAY-TO-DAY MANAGEMENT OF THE FUND'S PORTFOLIO.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

        THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.

        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
-------------------------------------------------------------------------------
                                  TABLE OF CONTENTS
                                                                         Page

          Annual Fund Operating Expenses....................               3
          Condensed Financial Information...................               4
          Description of the Fund...........................               5
          Management of the Fund............................               6
          How to Buy Shares.................................               8
          Shareholder Services..............................              10
          How to Redeem Shares..............................              14
          Shareholder Services Plan.........................              16
          Dividends, Distributions and Taxes................              16
          Performance Information...........................              18
          General Information...............................              18
          Appendix..........................................              20

-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------
                  [This Page Intentionally Left Blank]
           Page 2

                      ANNUAL FUND OPERATING EXPENSES
                (as a percentage of average daily net assets)
    Management Fees...........................................................................                 .55%
    Other Expenses............................................................................                 .36%
    Total Fund Operating Expenses.............................................................                 .91%


EXAMPLE:                                                    1 YEAR         3 YEARS         5 YEARS         10 YEARS
    You would pay the following
    expenses on a $1,000 investment, assuming
    (1) 5% annual return and (2) redemption at
    the end of each time period:                              $9              $29            $50            $112

-------------------------------------------------------------------------------
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER
OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
-------------------------------------------------------------------------------
        The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund, the payment of which will reduce investors' annual return. Certain Service Agents (as defined below) may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Shares" and "Shareholder Services Plan."
                   Page 3
                      CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.
                            FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                       Year Ended December 31,
                                           ---------------------------------------------------------------------------------------
                                            1988    1987     1989     1990      1991      1992     1993     1994     1995    1996
                                           ------   ------  ------   ------    ------    ------   ------   ------   ------  ------
PER SHARE DATA:(1)
  Net asset value, beginning of year       $ 9.67   $ 9.03  $10.28   $12.20    $10.95   $14.67    $15.15   $14.92   $15.17 $20.55
                                           ------   ------  ------   ------    ------    ------   ------   ------   ------  ------
  Investment Operations:
  Investment income-net..                     .08(2)   .15     .18      .23       .21      .17       .24      .28      .33    .25
  Net realized and unrealized
  gain (loss) on investments                  .38     1.35    2.60     (.46)     3.96      .52      (.14)     .26     5.42   5.03
                                           ------   ------  ------   ------    ------    ------   ------   ------   ------  ------
  Total from
  Investment Operations..                     .46     1.50    2.78     (.23)     4.17      .69       .10      .54     5.75   5.28
                                           ------   ------  ------   ------    ------    ------   ------   ------   ------  ------
  Distributions:
  Dividends from investment income-net       (.14)    (.17)   (.17)    (.24)     (.20)    (.13)     (.24)     (.28)   (.34)  (.25)
  Dividends in excess of investment
  income-net.............                      --       --      --       --       --        --      (.03)       --      --     --
  Dividends from net realized gain
  on investments.........                    (.96)    (.08)   (.69)    (.78)    (.25)     (.08)     (.03)     (.01)   (.03)    --
  Dividends in excess of net realized
  gain on investments....                      --       --     --       --       --         --      (.03)      --       --     --
                                           ------   ------  ------   ------    ------    ------   ------   ------   ------  ------
  Total Distributions....                   (1.10)    (.25)   (.86)   (1.02)     (.45)    (.21)     (.33)    (.29)    (.37)  (.25)
                                           ------   ------  ------   ------    ------    ------   ------   ------   ------  ------
  Net asset value, end of year            $  9.03   $10.28  $12.20   $10.95    $14.67   $15.15    $14.92   $15.17   $20.55 $25.58
                                           ------   ------  ------   ------    ------    ------   ------   ------   ------  ------
TOTAL INVESTMENT RETURN..                    4.59%   16.61%  27.20%   (1.83%)   38.43%    4.62%      .71%   3.62%    37.89% 25.68%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets   1.63%(3) 1.74%(3) 1.18%    1.24%    1.30%    1.14%      1.07%    .96%     .92%    .91%
  Ratio of net investment income
  to average net assets..                    .65%    1.41%    1.38%    2.21%    1.69%    1.46%      1.66%   1.86%    2.28%   1.34%
Portfolio Turnover Rate..                 178.79%  136.56%  130.36%  179.03%   12.89%    2.84%      9.65%   6.58%    4.51%   4.84%
Average commission rate paid(4)                --      --       --       --       --       --        --        --      --  $.0633
Net Assets, end of year (000's omitted)  $39,479  $40,836 $45,672  $40,398  $80,947  $207,627  $237,018  $233,459 $457,267 $845,497


(1) Per share data for the fiscal years from 1987 to 1991 has been restated to reflect a 100%
    stock dividend at the close of business on March 9, 1992.

(2) Based on average number of shares outstanding at each month end.
(3) Net of expenses reimbursed.

(4) For fiscal years beginning January 1, 1996, the Fund is required to disclose its average commission rate paid per share for purchases and sales on investment securities.

        Further information about the Fund's performance is contained in the Fund's annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.
                   Page 4


        DEBT OUTSTANDING
                                                                                              YEAR ENDED
                                                                                             DECEMBER 31,
                                                                                                1996
                                                                                           ---------------
            Amount of debt outstanding at end of year (in thousands)....                      $  4,000
            Average amount of debt outstanding throughout year (in thousands) (1)             $     34
            Average number of shares outstanding throughout year (in thousands) (2)             27,695
            Average amount of debt per share throughout year............                           -_
(1)  Based upon daily outstanding borrowings.
(2)  Based upon month-end balances.


                           DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVES
        The Fund's primary investment objective is to provide you with long-term capital growth consistent with the preservation of capital. Current income is a secondary investment objective. The Fund's investment objectives cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objectives will be achieved.
MANAGEMENT POLICIES
        During periods which the Fund's management judges to be of market strength, the Fund acts aggressively to increase shareholders' capital by investing principally in common stocks of domestic and foreign issuers, common stocks with warrants attached and debt securities of foreign governments. The Fund will seek investment opportunities in generally larger capitalization companies (those with market capitalizations exceeding $500 million) which Sarofim believes have the potential to experience above average and predictable earnings growth. The Fund also will be alert to those foreign and domestic issuers which it considers undervalued by the stock market in terms of current earnings, assets or growth prospects. These companies will include those that management believes have new or innovative products, services or processes which can enhance prospects for growth in future earnings. The Fund may invest up to 10% of the value of its assets in securities of foreign governments and foreign companies which are not publicly traded in the United States. Other than in periods of anticipated market weakness, the Fund will invest at least 80% of its net assets in common stocks.
        While seeking desirable investments, the Fund may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix _ Certain Portfolio Securities _ Money Market Instruments." Under normal market conditions, the Fund does not expect to have a substantial portion of its assets invested in money market instruments. However, when Sarofim determines that adverse market conditions exist, the Fund may adopt a temporary defensive posture and invest all of its assets in money market instruments.

        The Fund's annual portfolio turnover rate is not expected to exceed 100%. The Fund currently intends to engage in various investment techniques, such as foreign currency transactions, lending portfolio securities and, to a limited extent, options transactions. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information.

                Page 5
INVESTMENT CONSIDERATIONS AND RISKS

GENERAL -- The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objectives and Management Policies" in the Statement of Additional Information for a further discussion of certain risks.

EQUITY SECURITIES -- Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.
FOREIGN SECURITIES -- Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

        Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.


        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. See "Appendix _ Investment Techniques _ Foreign Currency Transactions."




USE OF DERIVATIVES -- The Fund may invest, to a limited extent, in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Fund may use include options. While Derivatives can be used effectively in furtherance of the Fund's investment objectives, under certain market conditions, they can increase the volatility of the Fund's net asset value, decrease the liquidity of the Fund's portfolio and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix _ Investment Techniques _ Use of Derivatives" below and "Investment Objectives and Management Policies _ Management Policies _ Derivatives" in the Statement of Additional Information.

SIMULTANEOUS INVESTMENTS -- Investment decisions for the Fund are made independently from those of other investment companies or accounts advised by Dreyfus or Sarofim. If, however, such other investment companies or accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
                        MANAGEMENT OF THE FUND

INVESTMENT ADVISER -- Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1997, Dreyfus managed or administered approximately $82 billion in assets for approximately 1.7 million investor accounts nationwide.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon pro-
               Page 6
vides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company,
Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed more than $233 billion in assets as of December 31, 1996, including approximately $86 billion in proprietary mutual fund assets. As of December 31, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.046 trillion in assets, including approximately $57 billion in mutual fund assets.

        Dreyfus supervises and assists in the overall management of the Fund's affairs under an Investment Advisory Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Maryland law.
        Under the Investment Advisory Agreement, the Fund has agreed to pay Dreyfus an annual fee, payable monthly, as set forth below:

                                                                                ANNUAL FEE AS A PERCENTAGE OF
               TOTAL ASSETS                                                        AVERAGE DAILY NET ASSETS
               ----------------                                          -----------------------------------------
               0 to $25 million.................................                         .44 of 1%
               $25 million to $75 million.......................                         .37 of 1%
               $75 million to $200 million......................                         .33 of 1%
               $200 million to $300 million.....................                         .29 of 1%
               $300 million or more.............................                        .275 of 1%

        For the year ended December 31, 1996, the Fund paid Dreyfus a monthly advisory fee at the effective annual rate of .30 of 1% of the value of the Fund's average daily net assets.


SUB-INVESTMENT ADVISER -- Sarofim, a registered investment adviser located at Two Houston Center, Suite 2907, Houston, Texas 77010, was formed in 1958 and serves as the Fund's sub-investment adviser. As of March 31, 1997, Sarofim managed approximately $33.4 billion in assets for three other registered investment companies and provided investment advisory services to discretionary accounts having aggregate assets of approximately $5 million.

        Sarofim, subject to the supervision and approval of Dreyfus, provides investment advisory assistance and the day-to-day management of the Fund's portfolio, as well as investment research and statistical information, under a Sub-Investment Advisory Agreement with the Fund, subject to the overall authority of the Fund's Board in accordance with Maryland law.
        Under the Sub-Investment Advisory Agreement, the Fund has agreed to pay Sarofim an annual fee, payable monthly, as set forth below:

                                                                                  ANNUAL FEE AS A PERCENTAGE OF
               TOTAL ASSETS                                                        AVERAGE DAILY NET ASSETS
               ----------------                                          -----------------------------------------
               0 to $25 million................................                              .11 of 1%
               $25 million to $75 million.......................                             .18 of 1%
               $75 million to $200 million......................                             .22 of 1%
               $200 million to $300 million.....................                             .26 of 1%
               $300 million or more.............................                            .275 of 1%

        For the year ended December 31, 1996, the Fund paid Sarofim a monthly sub-advisory fee at the effective annual rate of .25 of 1% of the Fund's average daily net assets.

        The Fund's primary portfolio manager is Fayez Sarofim. He has held that position since December 27, 1990. Mr. Sarofim founded Fayez Sarofim & Co. in 1958. The Fund's other portfolio managers are
              Page 7
identified in the Statement of Additional Information. Dreyfus and Sarofim also provide research services for the Fund and other funds advised by Dreyfus or Sarofim, respectively, through a professional staff of portfolio managers and securities analysts.

        From time to time, Dreyfus and/or Sarofim may waive receipt of their fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the expense ratio of the Fund and increasing yield to investors. The Fund will not pay Dreyfus and/or Sarofim at a later time for any amounts which may be waived, nor will the Fund reimburse Dreyfus and/or Sarofim for any amounts which may be assumed.


        In allocating brokerage transactions, Dreyfus and Sarofim seek to obtain the best execution of orders at the most favorable net price. Subject to this determination, Dreyfus and Sarofim may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by Dreyfus as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.

        Dreyfus may pay the Fund's distributor for shareholder services from Dreyfus' own assets, including past profits but not including the investment advisory fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Service Agents in respect of these services.

DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.

TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, is the Fund's Custodian.
                          HOW TO BUY SHARES

        Fund shares are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals, such as investment advisers, accountants and estate planning firms (collectively, "Service Agents") that have entered into service agreements with the Distributor. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.


        The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum for subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. Subsequent investments in a spousal IRA must be at least $250. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. The Fund reserves the right to
                Page 8
offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time. Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark, Dreyfus Government Direct
Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege, described below. Checks should be made payable to "The Dreyfus Family of Funds," or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box
9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. These orders will be forwarded to the Fund and will be processed only upon receipt thereby. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."
        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, DDA #8900051906/Dreyfus Appreciation Fund, Inc., for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."
        Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other agent. Net asset value per share is
             Page 9
determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value per share, options will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. The Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
        For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.
        The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plan"). Shares of funds in the Dreyfus Family of Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. The
Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
DREYFUS TELETRANSFER PRIVILEGE -- You may purchase Fund shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.

                            SHAREHOLDER SERVICES
FUND EXCHANGES -- You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by Dreyfus, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, you should consult your Service Agent or call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.
                 Page 10

        To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-645-6561, or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) by calling 1-800-645-6561. If you are calling from overseas, call 516-794-5452. See "How to Redeem Shares _ Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made:
Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege, and the dividend/capital gain distribution option (except for Dreyfus Dividend Sweep) selected by the investor.


        Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."


DREYFUS AUTO-EXCHANGE PRIVILEGE -- Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at
                Page 11
any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated.
For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. See "Dividends, Distributions and Taxes."DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark -- Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-Automatic Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE -- Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social
Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-654-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN -- Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561.
You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, Dreyfus, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS STEP PROGRAM -- Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder,
              Page 12
Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The
Fund may modify or terminate this Program at any time. Investors who wish to purchase Fund shares through Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts."
DREYFUS DIVIDEND OPTIONS -- Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share price s which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a contingent deferred sales charge, the shares purchased will be subject on redemption to the contingent deferred sales charge, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.
        For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.
AUTOMATIC WITHDRAWAL PLAN -- The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
RETIREMENT PLANS -- The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; or for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.
                Page 13
                            HOW TO REDEEM SHARES
GENERAL
        You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value.

        The Fund imposes no charges when shares are redeemed. Service Agents may charge their clients a fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.

        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset BuilderRegistration Mark and subsequently submit a written redemption request to the Transfer Agent, the redemption proceeds will be transmitted to you promptly upon bank clearance of your purchase check, Dreyfus TeleTransfer purchase or Dreyfus-Automatic Asset Builder order, which may take up to eight business days or more. In addition, the Fund will reject requests to redeem shares by wire or telephone or pursuant to the Dreyfus TeleTransfer Privilege for a period of eight business days after receipt by the Transfer Agent of the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Prior to the time any redemption is effective, dividends on such shares will accrue and be payable, and you will be entitled to exercise all other rights of beneficial ownership. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.
PROCEDURES
        You may redeem shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Wire Redemption Privilege, the Telephone Redemption Privilege or the Dreyfus TELETRANSFER Privilege. If you are a client of a Selected Dealer, you may redeem shares through the Selected Dealer. Other redemption procedures may be in effect for clients of certain Service Agents. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for the Wire Redemption, Telephone Redemption or Dreyfus TELETRANSFER Privilege.

        You may redeem shares by telephone if you have checked the appropriate box on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone
                   Page 14
redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate. REGULAR REDEMPTION -- Under the regular redemption procedure, you may redeem shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have a question with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."
        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
WIRE REDEMPTION PRIVILEGE -- You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You also may direct that redemption proceeds be paid by check (maximum $150,000 per day)made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire.
TELEPHONE REDEMPTION PRIVILEGE -- You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. DREYFUS TELETRANSFER PRIVILEGE -- You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account
               Page 15
maintained in a domestic financial institution which is an Automated
Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period.

        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.

REDEMPTION THROUGH A SELECTED DEALER -- If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent by the close of trading on the floor of the New York Stock Exchange on a business day, the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer.
                     SHAREHOLDER SERVICES PLAN
        The Fund has adopted a Shareholder Services Plan, pursuant to which the Fund reimburses (a) the Distributor for payments made for servicing shareholder accounts ("Servicing") and (b) Dreyfus, Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, and any affiliate of either of them for payments made for Servicing, at an aggregate annual rate of up to .20 of 1% of the value of the Fund's average daily net assets. Each of the Distributor and Dreyfus or its affiliates may pay one or more Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. The schedule of such fees and the basis upon which such fees will be paid shall be determined from time to time by the Fund's Board. If a Fund shareholder ceases to be a client of a Service Agent, but continues to hold Fund shares, Dreyfus or its affiliates will be permitted to act as a Service Agent in respect of such Fund shareholder and receive payments under the Service Plan for Servicing.
                     DIVIDENDS, DISTRIBUTIONS AND TAXES
        The Fund ordinarily pays dividends from its net investment income and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive dividends and distributions in cash or to reinvest in additional shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund will be taxable to U.S. shareholders as ordinary income whether received in cash or reinvested in additional shares. Depending upon the composition of the Fund's income, all or a portion of the dividends derived from net investment income may qual-
               Page 16
ify for the dividends received deduction allowable to qualifying U.S. corporate shareholders. Distributions from net realized long-term securities gains of the Fund will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to state and local taxes.
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions and redemption proceeds may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
        Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.
        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.
        Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

        Management of the Fund believes that the Fund has qualified for the fiscal year ended December 31, 1996 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

        You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
                Page 17
                            PERFORMANCE INFORMATION
        For purposes of advertising, performance may be calculated on the basis of average annual total return and/or total return.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., the Dow Jones Industrial Average, Standard & Poor's 500 Composite Stock Price Index, Morningstar, Inc. and other industry publications.
                           GENERAL INFORMATION
        The Fund was incorporated under Maryland law on July 30, 1980, and commenced operations on January 18, 1984. Prior to March 1, 1993, the Fund's name was General Aggressive Growth Fund, Inc. The Fund is authorized to issue 100 million shares of Common Stock, par value $.01 per share. Each share has one vote.
        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may no longer consider each year the election of Board members or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office and the holders of at least 25% of such shares may require the Fund to hold a special meeting of shareholders for any other purpose. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.
               Page 18
        The Transfer Agent maintains a record of your ownership and sends you confirmations and statements of account.
        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free, 1-800-645-6561. In New York City, call
1-718-895-1206; outside the U.S. and Canada, call 516-794-5452.
                Page 19
                                APPENDIX
INVESTMENT TECHNIQUES
FOREIGN CURRENCY TRANSACTIONS -- Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; or to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated
        Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Fund's success in these transactions will depend principally on Sarofim's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

        Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the U.S. or abroad.


LENDING PORTFOLIO SECURITIES -- The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 331\3% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.


BORROWING MONEY -- The Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331\3% of the value of its total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

USE OF DERIVATIVES -- The Fund may invest in the types of Derivatives enumerated under "Description of the Fund--Investment Considerations and Risks--Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objective and Management Policies_Management Policies_Derivatives" in the Statement of Additional Information.
        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.
        If the Fund invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if it were unable to liquidate its position because of an illiquid secondary market. The market for many
                  Page 20
Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.
        The Fund may write (i.e., sell) covered call option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. A covered call option sold by the Fund, which is a call option with respect to which the Fund owns the underlying security, exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security.
CERTAIN PORTFOLIO SECURITIES
WARRANTS -- A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Fund may invest up to 2% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Fund that are sold in units with, or attached to, other securities.
MONEY MARKET INSTRUMENTS -- The Fund may invest in the following types of money market instruments.
        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
        REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund may enter into repurchase agreements with certain banks or non-bank dealers.
        BANK OBLIGATIONS. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund_Investment Considerations and Risks_Foreign Securities."
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
                  Page 21
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
        COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's Investors Service, Inc. ("Moody's"), A-1 by Standard &Poor's Rating Group ("S&P"), F-1 by Fitch Investors Service, L.P. ("Fitch") or Duff-1 by Duff & Phelps Credit Rating Co. ("Duff"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, Fitch or Duff, or (c) if unrated, determined by Dreyfus and Sarofim to be of comparable quality to those rated obligations which may be purchased by the Fund.
ILLIQUID SECURITIES -- The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                  Page 22
                     [This Page Intentionally Left Blank]
                  Page 23

Appreciation
Fund, Inc.

Prospectus

Registration Mark

Copy Rights 1997 Dreyfus Service Corporation
                                          141p050197
                Page 24




                DREYFUS APPRECIATION FUND, INC.
                             PART B
             (STATEMENT OF ADDITIONAL INFORMATION)
                          MAY 1, 1997




     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Appreciation Fund, Inc. (the "Fund"), dated May 1, 1997, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:


          Call Toll Free 1-800-645-6561
          In New York City -- Call 1-718-895-1206
          Outside the U.S. and Canada -- Call 516-794-5452

     The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Fayez Sarofim & Co. ("Sarofim") serves as the Fund's sub-investment adviser. Sarofim provides day-to-day management of the Fund's portfolio, subject to the supervision of Dreyfus. Dreyfus and Sarofim are referred to collectively as the "Advisers."

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                       TABLE OF CONTENTS
                                                            Page


Investment Objectives and Management Policies...............B-2
Management of the Fund......................................B-7
Investment Advisory Agreements..............................B-11
Purchase of Shares..........................................B-13
Shareholder Services Plan...................................B-14
Redemption of Shares........................................B-14
Shareholder Services........................................B-16
Determination of Net Asset Value............................B-19
Dividends, Distributions and Taxes..........................B-20
Portfolio Transactions......................................B-21
Performance Information.....................................B-22
Information About the Fund..................................B-23
Transfer and Dividend Disbursing Agent, Custodian,
     Counsel and Independent Auditors.......................B-23
Financial Statements........................................B-25
Report of Independent Auditors..............................B-35


         INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Description of the Fund" and "Appendix."

Portfolio Securities

     Repurchase Agreements. The Fund's custodian or subcustodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

     Commercial Paper and Other Short-Term Corporate Obligations. These instruments include variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Fund may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Fund's Prospectus for other commercial paper issuers.


     Illiquid Securities. When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, the Fund will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, where a substantial market of qualified institutional buyers develops for certain of these securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board has directed the Advisers to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's investments during such period.


Management Policies

     The Fund may engage in the following investment practices in furtherance of its objectives.

     Lending Portfolio Securities. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

     Derivatives. The Fund may invest in Derivatives (as defined in the Fund's Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     When required by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Advisers will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

Options--In General. The Fund may write (i.e., sell) call options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

     A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of order or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

     Successful use by the Fund of options will be subject to the Advisers' ability to predict correctly movements in the prices of individual stocks or the stock market generally. To the extent the Advisers' predictions are incorrect, the Fund may incur losses.

Investment Restrictions

     The Fund has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. Investment restrictions numbered 11 through 17 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. The Fund may not:

     1. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

     2. Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of the Fund's total assets.

     3. Concentrate its investments in any particular industry or industries, except that the Fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the Fund has adopted a defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, time deposits and certificates of deposit (including those issued by foreign branches of domestic banks), and bankers' acceptances.

     4. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     5. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

     6. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3 of the value of the Fund's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     7. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

     8. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 5, 6 and 13 may be deemed to give rise to a senior security.

     10. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     11. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

     12. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     13. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     14. Purchase, sell or write puts, calls or combinations thereof, except as described in the Fund's Prospectus and Statement of Additional Information.

     15. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

     16. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

     17. Purchase or retain the securities of any issuer if the officers or Board members of the Fund or the Advisers who own beneficially more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuers.

     As a fundamental policy, the Fund may invest, notwithstanding any other investment restriction (whether or not fundamental), all of the Fund's assets in the securities of a single open-end management investment company with substantially the same investment objectives, fundamental policies and restrictions as the Fund.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                     MANAGEMENT OF THE FUND

     Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

Board Members of the Fund


CLIFFORD L. ALEXANDER, JR., Board Member.  President of Alexander &
     Associates, Inc., a management consulting firm. From 1977 to 1981, Mr. Alexander served as Secretary of the Army and Chairman of the Board of the Panama Canal Company, and from 1975 to 1977, he was a member of the Washington, D.C. law firm of Verner, Liipfert, Bernhard, McPherson and Alexander. He is a director of American Home Products Corporation, Cognizant Corporation, a service provider of marketing information and information technology, The Dun & Bradstreet Corporation, MCI Communications Corporation, Mutual of America Life Insurance Company and TLC Beatrice International Holdings, Inc. He is 63 years old and his address is 400 C Street, N.E., Washington, D.C. 20002.


PEGGY C. DAVIS, Board Member.  Shad Professor of Law, New York University
     School of Law. Professor Davis has been a member of the New York University law faculty since 1983. Prior to that time, she served for three years as a judge in the courts of New York State; was engaged for eight years in the practice of law, working in both corporate and non-profit sectors; and served for two years as a criminal justice administrator in the government of the City of New York. She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training. She is 53 years old and her address is c/o New York University School of Law, 249 Sullivan Street, New York, New York 10011.


JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He is also Chairman of the Board of Directors of Noel Group, Inc., a venture capital company; and a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway Company, Inc., a manufacturer and marketer of industrial threads and buttons, Curtis Industries, Inc., a national distributor of security products, chemicals, and automotive and other hardware, and Staffing Resources, Inc. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus and, until August 24, 1994, the Fund's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is 53 years old and his address is 200 Park Avenue, New York, New York 10166.


ERNEST KAFKA, Board Member. A physician engaged in private practice specializing in the psychoanalysis of adults and adolescents. Since 1981, he has served as an Instructor at the New York Psychoanalytic Institute and, prior thereto, held other teaching positions. He is Associate Clinical Professor of Psychiatry at Cornell Medical School. For more than the past five years, Dr. Kafka has held numerous administrative positions and has published many articles on subjects in the field of psychoanalysis. He is 64 years old and his address is 23 East 92nd Street, New York, New York 10128.


SAUL B. KLAMAN, Board Member.  Chairman and Chief Executive Officer of SBK
     Associates, which provides research and consulting services to financial institutions. Dr. Klaman was President of the National Association of Mutual Savings Banks until November 1983, President of the National Council of Savings Institutions until June 1985, Vice Chairman of Golembe Associates and BEI Golembe, Inc. until 1989 and Chairman Emeritus of BEI Golembe, Inc. until November 1992. He also served as an Economist to the Board of Governors of the Federal Reserve System and on several Presidential Commissions, and has held numerous consulting and advisory positions in the fields of economics and housing finance. He is 76 years old and his address is 431-B Dedham Street, The Gables, Newton Center, Massachusetts 02159.


NATHAN LEVENTHAL, Board Member.  President of Lincoln Center for the
     Performing Arts, Inc. Mr. Leventhal was Deputy Mayor for Operations of New York City from September 1979 until March 1984 and Commissioner of the Department of Housing Preservation and Development of New York City from February 1978 to September 1979. Mr. Leventhal was an associate and then a member of the New York law firm of Poletti Freidin Prashker Feldman and Gartner from 1974 to 1978. He was Commissioner of Rent and Housing Maintenance for New York City from 1972 to 1973. Mr. Leventhal serves as Chairman of Citizens Union, an organization which strives to reform and modernize city and state government. He is 54 years old and his address is 70 Lincoln Center Plaza, New York, New York 10023-6583.


     For so long as the Fund's plan described in the section captioned "Shareholder Services Plan" remains in effect, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.

     The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the fiscal year ended December 31, 1996, was as follows:



                                                    Total Compensation
                                                    From Fund and
                              Aggregate             Fund Complex
Name of Board               Compensation from       Paid
  Member                          Fund*             to Board Member
---------------             --------------------    -----------------
Clifford L. Alexander, Jr.    $5,000              $ 82,436 (17)

Peggy C. Davis                $5,000              $ 73,084 (15)

Joseph S. DiMartino           $6,250              $517,075 (94)

Ernest Kafka                  $5,000              $ 69,584(15)

Saul B. Klaman                $5,000              $ 73,584 (15)

Nathan Leventhal              $5,000              $ 71,084 (15)
________________________
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,768 for all Board members group.


Officers of the Fund


MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
     Officer and a director of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. She is 39 years old.


JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President and
     General Counsel of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. He is 32 years old.


RICHARD W. INGRAM, Vice President and Assistant Treasurer.  Senior Vice
     President and Director of Client Services and Treasury Operations of Funds Distributor, Inc. and an officer of other investment companies advised or administered by Dreyfus. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc. He is 40 years old.


JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
     President, Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 34 years old.


MARY A. NELSON, Vice President and Assistant Treasurer.  Vice President and
     Manager of Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by Dreyfus. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 32 years old.


MICHAEL S. PETRUCELLI, Vice President and Assistant Treasurer.  Director of
     Strategic Client Initiatives for Funds Distributor, Inc. and an officer of other investment companies advised or administered by Dreyfus. From December 1989 through November 1996, he was employed by GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as Director of the GE Investment Services. He is 35 years old.


ELIZABETH A. KEELEY, Vice President and Assistant Secretary.  Assistant Vice
     President of the Distributor since September 1995 and an officer of other investment companies advised or administered by Dreyfus. She is 26 years old.


DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Supervisor of
     Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by Dreyfus. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 27 years old.


MARK A. KARPE, Vice President and Assistant Secretary. Senior Paralegal of the Distributor and an officer of other investment companies advised or administered by Dreyfus. Prior to August 1993, he was employed by an Associate Examiner at the National Association of Securities Dealers, Inc. He is 27 years old.



     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.


     The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on April 7, 1997.


     The following shareholders owned of record 5% or more of the Fund's shares outstanding as of April 7, 1997: Charles Schwab & Co., Inc., Reinvest Account, Attn: Mutual Funds Account, 101 Montgomery Street, San Francisco, California 94104-4122 -- (13.93%); Smith Barney Inc., 00109801250, 388
Greenwich Street, New York, New York 10001-2402 -- (5.06%).



                       INVESTMENT ADVISORY AGREEMENTS

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."


     Investment Advisory Agreement. Dreyfus supervises investment management of the Fund's portfolio pursuant to the Investment Advisory Agreement (the "Advisory Agreement") dated August 24, 1994 between Dreyfus and the Fund.
The Advisory Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Dreyfus, by vote cast in person at a meeting called for the purpose of voting on such approval. The Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Advisory Agreement, last approved the Advisory Agreement at a meeting held on September 17, 1996. Shareholders approved the Advisory Agreement on August 3, 1994. The Advisory Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by Dreyfus. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


     The following persons are officers and/or directors of Dreyfus: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew S. Wasser, Vice President-Information Systems; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt and Frank V. Cahouet, directors.


     Dreyfus maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. Dreyfus also may make such advertising and promotional expenditures using its own resources, as it from time to time deems appropriate.


     Under the Advisory Agreement, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate set forth in the Fund's Prospectus. The investment advisory fees paid by the Fund pursuant to the Advisory Agreement for the fiscal years ended December 31, 1994, 1995 and 1996 were $779,597, $1,039,869 and $1,936,123, respectively.



     Sub-Investment Advisory Agreement. Sarofim provides investment advisory assistance and day-to-day management of the Fund's portfolio pursuant to the Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") dated December 27, 1990 between Sarofim and the Fund. The Sub-Advisory Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Sarofim, by vote cast in person at a meeting called for the purpose of voting on such approval. The Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Sub-Advisory Agreement, last approved the Sub-Advisory Agreement at a meeting held on September 17, 1996. Shareholders approved the Sub-Advisory Agreement on December 27, 1990. The Sub-Advisory Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by Sarofim. The Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


     Under the Sub-Advisory Agreement, the Fund has agreed to pay Sarofim a monthly fee at the annual rate set forth in the Fund's Prospectus. The sub-advisory fees paid by the Fund pursuant to the Sub-Advisory Agreement for the fiscal years ended December 31, 1994, 1995 and 1996 were $457,139, $700,539 and $1,591,123, respectively.


     The following persons are officers and/or directors of Sarofim:  Fayez
S. Sarofim, Chairman of the Board, President and a director; Raye G. White, Executive Vice President, Secretary, Treasurer and a director; Russell M. Frankel, Russell B. Hawkins, William K. McGee, Jr., Charles E. Sheedy and Ralph B. Thomas, Senior Vice Presidents; and Nancy V. Daniel and James A. Reynolds, III, Vice Presidents.


     Sarofim provides day-to-day management of the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the supervision of Dreyfus and the approval of the Fund's Board. Dreyfus and Sarofim provide the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Fund's portfolio managers are Russell B. Hawkins, Elaine Rees and Fayez S. Sarofim. Dreyfus also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and other funds advised by Dreyfus. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions.


     All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Advisers. The expenses borne by the Fund include: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of Dreyfus or Sarofim or their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining corporate existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports, and any extraordinary expenses.

     Dreyfus has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of interest, taxes, brokerage and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the advisory fees, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to Dreyfus under the Advisory Agreement, or Dreyfus will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.


                       PURCHASE OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."


     The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies. In some states, certain financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.


     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares--Dreyfus TeleTransfer Privilege."

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                   SHAREHOLDER SERVICES PLAN

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services Plan."

     Shareholder Services Plan. The Fund has adopted a Shareholder Services Plan (the "Plan"), pursuant to which the Fund reimburses (a) the Distributor for payments to certain securities dealers, financial institutions (which may include banks), or other financial industry professionals, such as investment advisers, accountants and estate planning firms (collectively, "Service Agents"), for servicing shareholder accounts ("Servicing") and (b) Dreyfus, Dreyfus Service Corporation and any affiliate of either of them for Servicing.


     A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Plan provides that material amendments of the Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Advisers and have no direct or indirect financial interest in the operation of the Plan or in the related service agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan and the related service agreements are subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan was last so approved at a meeting held on September 17, 1996. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan or in any of the related service agreements entered into in connection with the Plan.


     For the fiscal year ended December 31, 1996, $1,282,635 was charged to the Fund under the Plan.






                      REDEMPTION OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Shares."


     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.


     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                   Transfer Agent's
          Transmittal Code              Answer Back Sign

             144295                144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

     Dreyfus TeleTransfer Privilege. Investors should be aware that if they have also selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares--Dreyfus TeleTransfer Privilege."

     Stock Certificates; Signatures. Any certificate representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed"
must appear with the signature.   The Transfer Agent may request additional
documentation from corporations, executors, administrators, trustees or guardians and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.


     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests made by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission and is a fundamental policy of the Fund which may not be changed without shareholder approval. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities (which may include non-marketable securities) or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.


     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                      SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."

     Fund Exchanges. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of any other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced sales loads, the difference will be deducted.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.


     To request an exchange, an investor must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touchr automated telephone system) from any person representing himself or herself to be the investor, or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.


     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified
Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.


     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, shares of certain other funds in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if his account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.


     Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the Fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.


     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.


     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.


     Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest automatically their dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:


     A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

     B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads the difference will be deducted.

     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Corporate Pension/Profit-Sharing and Personal Retirement Plans.  The
Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs, including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available.

     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adopting such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate forms.

     Shares may be purchased in connection with these plans only by direct remittance to the entity which acts as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     The minimum initial investment for corporate plans, salary reduction plans, 403(b)(7) Plans and SEP-IRAs, with more than one participant, is $2,500, with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans, with only one participant, is normally $750, with no minimum on subsequent purchases. Individuals who open an IRA may also open a non-working spousal IRA with a minimum investment of $250.

     The investor should read the prototype retirement plans and the appropriate form of custodial agreement for further details as to eligibility, service fees and tax implications, and should consult a tax adviser.


                DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     Valuation of Portfolio Securities. Portfolio securities, including covered call options written, are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Market quotations for foreign securities in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board. Expenses and fees, including the advisory fees, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


               DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."


     Management believes that the Fund qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), for the fiscal year ended December 31, 1996. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income taxes to the extent its net investment income and net realized capital gains are distributed in accordance with applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated in the Prospectus. In addition, the Code provides that if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

     Depending upon the composition of the Fund's income, all or a portion of the dividends from net investment income may qualify for the dividends received deduction allowable to qualifying U.S. corporate shareholders ("dividends received deduction"). In general, dividend income of the Fund distributed to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that the Fund's income consists of dividends paid by U.S. corporations. However, Section 246(c) of the Code provides that if a qualifying corporate shareholder has disposed of Fund shares not held for 46 days or more and has received a dividend from net investment income with respect to such shares, the portion designated by the Fund as qualifying for the dividends received deduction will not be eligible for such shareholder's dividends received deduction. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding Fund shares.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains or losses. However, a portion of any gain or loss realized from the disposition of certain non-U.S. dollar denominated securities (including debt instruments, certain forward contracts and option transactions and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of any gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, any gain or loss the Fund realizes from certain forward contracts and options transactions, other than those subject to Section 988 of the Code, will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

     Offsetting positions held by the Fund involving certain foreign currency forward contracts or options may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Sections 1256 and 988 of the Code. As such, all or a portion of any short- or long-term capital gain from certain "straddle" and/or conversion transactions may be recharacterized to ordinary income.

     If the Fund were treated as entering into "straddles" by reason of its engaging in certain forward contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the "straddle" and conversion transaction rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" and conversion transaction rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gain may be treated as short-term capital gain or ordinary income.

     Investment by the Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligation could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required to accrue as income each year a portion of the discount (or deemed discount) at which such securities were issued and to distribute such income in order to maintain its qualification as a regulated investment company and to avoid Federal income and excise taxes. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                     PORTFOLIO TRANSACTIONS

     Dreyfus assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in Dreyfus' best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement the Advisers' research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by the Advisers and the Advisers' fees are not reduced as a consequence of the receipt of such supplemental information.

     Such information may be useful to Dreyfus in serving both the Fund and other funds which it advises and to Sarofim in serving both the Fund and the other funds or accounts it advises, and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisers in carrying out their obligations to the Fund. Sales of Fund shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by Dreyfus being engaged simultaneously in the purchase or sale of the same security. Certain of the Fund's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to the Fund for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, the Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.


     Portfolio turnover may vary from year to year as well as within a year. The Fund's portfolio turnover rate for the fiscal years ended December 31, 1995 and 1996 was 4.51% and 4.84%, respectively. In periods in which extraordinary market conditions prevail, the Advisers will not be deterred from changing investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by Dreyfus based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.



     In connection with its portfolio securities transactions for the fiscal years ended December 31, 1994, 1995 and 1996, the Fund paid brokerage commissions of $54,450, $163,070 and $359,335, respectively, none of which was paid to the Distributor. The above figures for brokerage commissions paid do not include gross spreads and concessions on principal transactions, which, where determinable, amounted to $ 0, $51,480 and $55,250 in fiscal 1994, 1995 and 1996, respectively, none of which was paid to the Distributor.



                    PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance Information."


     The Fund's average annual total return for the 1, 5 and 10 year periods ended December 31, 1996 was 25.68%, 13.60% and 14.84%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.


     The Fund's total return for the period January 18, 1984 to December 31, 1996 was 606.11%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.


     From time to time, advertising materials for the Fund may refer to the fact that the Fund currently looks for successful companies with established brands that are expanding into the world marketplace. From time to time, advertising materials for the Fund may also refer to the clients of Fayez Sarofim & Co., such as large corporations, states, universities and other institutions and organizations. From time to time, advertising materials for the Fund also may refer to Morningstar ratings and related analyses supporting such ratings.


                         INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

     The Fund sends annual and semi-annual financial statements to all its shareholders.

     On March 1, 1993, the Fund changed its name from General Aggressive Growth Fund, Inc. to Dreyfus Appreciation Fund, Inc.


      TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN,
                COUNSEL AND INDEPENDENT AUDITORS


     Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the fiscal year ended December 31, 1996, the Fund paid the Transfer Agent $313,234.



     Mellon Bank, N.A. (the "Custodian"), Dreyfus' parent, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as custodian of the Fund's investments. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's domestic assets held in custody and receives certain securities transactions charges. For the period May 10, 1996 (effective date of the custody agreement) through December 31, 1996, the Fund paid the Custodian $36,986.


     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.


     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Fund.

Dreyfus Appreciation Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments                                       December 31, 1996


Common Stocks--103.4%                                                                     Shares        Value
--------------------------------------------------------------------------------        ----------  ------------
       Aerospace & Electronics--14.3%  Boeing...................................         109,450    $ 11,642,744
                                       Emerson Electric.........................          85,000       8,223,750
                                       General Electric.........................         360,000      35,595,000
                                       Hewlett-Packard..........................         275,000      13,818,750
                                       Intel....................................         250,000      32,734,375
                                       Motorola.................................          80,000       4,910,000
                                       Rockwell International...................         225,000      13,696,875
                                                                                                  --------------
                                                                                                     120,621,494
                                                                                                  --------------

                        Apparel--1.3%  NIKE, Cl. B..............................         120,000       7,170,000
                                       Warnaco Group, Cl. A.....................         130,000       3,851,250
                                                                                                  --------------
                                                                                                      11,021,250
                                                                                                  --------------

                   Auto Related--3.6%  Chrysler.................................         400,000      13,200,000
                                       Ford Motor...............................         549,905      17,528,222
                                                                                                  --------------
                                                                                                      30,728,222
                                                                                                  --------------

                        Banking--8.5%  Chase Manhattan..........................         280,000      24,990,000
                                       Citicorp.................................         250,000      25,750,000
                                       HSBC Holdings, A.D.R. ...................          35,000       7,560,000
                                       SunTrust Banks...........................         275,000      13,543,750
                                                                                                  --------------
                                                                                                      71,843,750
                                                                                                  --------------

                  Capital Goods--2.3%  AlliedSignal.............................         160,000      10,720,000
                                       Caterpillar..............................         110,000       8,277,500
                                                                                                  --------------
                                                                                                      18,997,500
                                                                                                  --------------

                      Chemicals--3.5%  Dow Chemical.............................          80,000       6,270,000
                                       duPont (E.I.) de Nemours & Co ...........         200,000      18,875,000
                                       Rohm & Haas..............................          50,000       4,081,250
                                                                                                  --------------
                                                                                                      29,226,250
                                                                                                  --------------

                        Energy--11.1%  British Petroleum, A.D.S.  ..............         130,000      18,378,750
                                       Chevron..................................         270,000      17,550,000
                                       Exxon....................................         220,000      21,560,000
                                       Mobil....................................         140,000      17,115,000
                                       Pennzoil.................................          10,000         565,000
                                       Royal Dutch Petroleum (New York Shares)..         110,000      18,782,500
                                                                                                  --------------
                                                                                                      93,951,250
                                                                                                  --------------

                        Finance--6.1%  American General.........................         300,000      12,262,500
                                       Associates First Capital, Cl. A..........          42,500       1,875,312
                                       Berkshire Hathaway, Cl. A.............(a)             400      13,640,000
                                       Federal National Mortgage Association....         300,000      11,175,000
                                       Marsh & McLennan.........................         125,000      13,000,000
                                                                                                  --------------
                                                                                                      51,952,812
                                                                                                  --------------

Dreyfus Appreciation Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)                          December 31, 1996

Common Stocks (continued)                                                                 Shares        Value
--------------------------------------------------------------------------------        ----------  ------------
      Food, Beverage & Tobacco--14.7%  Anheuser-Busch ..........................         140,000     $ 5,600,000
                                       Coca-Cola................................         850,000      44,731,250
                                       Kellogg..................................         130,000       8,531,250
                                       Nestle, A.D.R.  .........................         225,000      12,037,500
                                       PepsiCo..................................         575,000      16,818,750
                                       Philip Morris ...........................         325,000      36,603,125
                                                                                                  --------------
                                                                                                     124,321,875
                                                                                                  --------------

                   Health Care--15.3%  Abbott Laboratories......................         250,000      12,687,500
                                       American Home Products...................         290,000      17,001,250
                                       Amgen.................................(a)         120,000       6,525,000
                                       Johnson & Johnson........................         500,000      24,875,000
                                       Merck & Co...............................         325,000      25,756,250
                                       Pfizer...................................         285,000      23,619,375
                                       Roche Holding, A.D.R. ...................         220,000      17,132,500
                                       Schering-Plough..........................          28,000       1,813,000
                                                                                                  --------------
                                                                                                     129,409,875
                                                                                                  --------------

                   Leisure Time--3.6%  Disney (Walt)............................         120,000       8,355,000
                                       Eastman Kodak............................         150,000      12,037,500
                                       McDonald's...............................         225,000      10,181,250
                                                                                                  --------------
                                                                                                      30,573,750
                                                                                                  --------------

                           Media--.9%  McGraw-Hill..............................         110,000       5,073,750
                                       News, A.D.R. ............................         120,000       2,505,000
                                                                                                  --------------
                                                                                                       7,578,750
                                                                                                  --------------

                 Multi-Industry--1.5%  Minnesota Mining & Manufacturing.........         150,000      12,431,250
                                                                                                  --------------

    Office & Business Equipment--1.3%  Compaq Computer.......................(a)         150,000      11,137,500
                                                                                                  --------------

                  Personal Care--9.4%  Christian Dior...........................          70,000      11,289,017
                                       Estee Lauder, Cl. A......................         150,000       7,631,250
                                       Gillette.................................         320,000      24,880,000
                                       International Flavors & Fragrances.......         135,000       6,075,000
                                       Procter & Gamble.........................         235,000      25,262,500
                                       Unilever, N.V. (New York Shares).........          25,000       4,381,250
                                                                                                  --------------
                                                                                                      79,519,017
                                                                                                  --------------

                         Retail--2.8%  American Stores..........................          80,000       3,270,000
                                       May Department Stores....................          50,000       2,337,500
                                       Wal-Mart Stores..........................         300,000       6,862,500
                                       Walgreen.................................         285,000      11,400,000
                                                                                                  --------------
                                                                                                      23,870,000
                                                                                                  --------------

Dreyfus Appreciation Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments (continued)                           December 31, 1996

Common Stocks (continued)                                                                 Shares        Value
--------------------------------------------------------------------------------        ----------  ------------
                 Transportation--1.6%  Norfolk Southern.........................         150,000   $  13,125,000
                                                                                                  --------------

                      Utilities--1.6%  Pacific Telesis Group....................         375,000      13,781,250
                                                                                                  --------------

                                       TOTAL COMMON STOCKS
                                         (cost $614,389,132)....................                    $874,090,795
                                                                                                  ==============


Preferred Stocks--.6%
--------------------------------------------------------------------------------
                              Media;   News, A.D.R.
                                         (cost $5,123,984)......................         300,000  $    5,287,500
                                                                                                  ==============

TOTAL INVESTMENTS (cost $619,513,116)...........................................          104.0%  $  879,378,295
                                                                                         =======  ==============
LIABILITIES, LESS CASH AND RECEIVABLES..........................................           (4.0%) $  (33,881,673)
                                                                                         =======  ==============
NET ASSETS......................................................................          100.0%  $  845,496,622
                                                                                         =======  ==============

Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Non-income producing.


                       See notes to financial statements.

Dreyfus Appreciation Fund, Inc.
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                           December 31, 1996

                                                                                                 Cost            Value
                                                                                             ____________    ____________
ASSETS:                       Investments in securities--See Statement of Investments        $619,513,116    $879,378,295
                              Cash.............................................                                 2,568,393
                              Dividends and interest receivable................                                 1,327,862
                              Receivable for subscriptions to Common Stock.....                                   441,639
                              Prepaid expenses.................................                                    93,797
                                                                                                             ------------
                                                                                                              883,809,986
                                                                                                             ------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                   336,813
                              Due to Fayez Sarofim & Co........................                                   189,048
                              Due to Distributor...............................                                    80,027
                              Payable for Common Stock redeemed................                                33,399,138
                              Bank Loan payable--Note 2.........................                                4,000,000
                              Interest payable.................................                                     2,082
                              Accrued expenses.................................                                   306,256
                                                                                                             ------------
                                                                                                               38,313,364
                                                                                                             ------------


NET ASSETS.....................................................................                              $845,496,622
                                                                                                             ============


REPRESENTED BY:               Paid-in capital..................................                              $585,850,040
                              Accumulated undistributed investment income--net..                                  123,595
                              Accumulated net realized gain (loss) on investments                                (342,192)
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 4..........................                              259,865,179
                                                                                                             ------------


NET ASSETS.....................................................................                              $845,496,622
                                                                                                             ============


SHARES OUTSTANDING.............................................................                                33,050,284
(100 million shares of $.01 par value Common Stock authorized)


NET ASSET VALUE, offering and redemption price per share.......................                                    $25.58
                                                                                                                   ======


                       See notes to financial statements.

Dreyfus Appreciation Fund, Inc.
------------------------------------------------------------------------------
Statement of Operations                           Year Ended December 31, 1996


INVESTMENT INCOME


INCOME:                       Cash dividends (net of $199,229 foreign taxes
                                withheld at source)............................                $ 13,209,148
                              Interest.........................................                   1,195,146
                                                                                               ------------
                                   Total Income................................                                 $  14,404,294

EXPENSES:                     Investment advisory fee--Note 3(a)................                  1,936,123
                              Sub-investment advisory fee--Note 3(a)...........                   1,591,123
                              Shareholder servicing costs--Note 3(b)............                  1,966,087
                              Registration fees................................                     115,674
                              Professional fees................................                      72,537
                              Custodian fees--Note 3(b).........................                     59,861
                              Prospectus and shareholders' reports.............                      41,153
                              Directors' fees and expenses--Note 3(c)..........                      33,017
                              Interest expense--Note 2.........................                       2,082
                              Miscellaneous....................................                       8,437
                                                                                               ------------
                                   Total Expenses..............................                                     5,826,094
                                                                                                                 ------------
INVESTMENT INCOME--NET..........................................................                                    8,578,200



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                              Net realized gain (loss) on investments ........                 $  3,060,053
                              Net unrealized appreciation (depreciation)
                                on investments.................................                 136,758,813
                                                                                               ------------


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS........................                                    139,818,866
                                                                                                                 ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                                   $148,397,066
                                                                                                                 ============


                       See notes to financial statements.

Dreyfus Appreciation Fund, Inc.
------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                              Year Ended         Year Ended
                                                                                          December 31, 1996    December 31, 1995
                                                                                          -----------------    -----------------
OPERATIONS:
  Investment income--net.......................................................            $   8,578,200        $   7,205,402
  Net realized gain (loss) on investments.....................................                 3,060,053           (3,334,873)
  Net unrealized appreciation (depreciation) on investments...................               136,758,813           96,268,609
                                                                                           -------------        -------------

      Net Increase (Decrease) in Net Assets Resulting from Operations.........               148,397,066          100,139,138
                                                                                           -------------        -------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net.......................................................               (8,454,676)          (7,254,131)
  Net realized gain on investments............................................                     --                (450,655)
                                                                                            ------------        -------------

      Total Dividends.........................................................                (8,454,676)          (7,704,786)
                                                                                            -------------       -------------

CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold...............................................               955,936,798          316,317,434
  Dividends reinvested........................................................                 7,839,218            7,319,942
  Cost of shares redeemed.....................................................              (715,488,852)        (192,263,401)
                                                                                           -------------        -------------

      Increase (Decrease) in Net Assets from Capital Stock Transactions.......               248,287,164          131,373,975
                                                                                           -------------        -------------

        Total Increase (Decrease) in Net Assets...............................               388,229,554          223,808,327

NET ASSETS:
  Beginning of Period.........................................................               457,267,068          233,458,741
                                                                                           -------------        -------------
  End of Period...............................................................             $ 845,496,622        $ 457,267,068
                                                                                           =============        =============
Undistributed investment income--net...........................................            $     123,595        $          71
                                                                                           -------------        -------------

                                                                                               Shares               Shares
                                                                                           -------------        -------------
CAPITAL SHARE TRANSACTIONS:
  Shares sold.................................................................                40,260,066           17,110,923
  Shares issued for dividends reinvested......................................                   301,519              362,104
  Shares redeemed.............................................................               (29,767,862)         (10,606,835)
                                                                                           -------------        -------------

      Net Increase (Decrease) in Shares Outstanding...........................                10,793,723            6,866,192
                                                                                           =============        =============


                       See notes to financial statements.

Dreyfus Appreciation Fund, Inc.
------------------------------------------------------------------------------
Financial Highlights

 Reference is made to page 4 of the Fund's Prospectus dated May 1, 1997.


                       See notes to financial statements.

Dreyfus Appreciation Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:
   Dreyfus Appreciation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Fayez Sarofim
& Co. ("Sarofim") serves as the Fund's sub-investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales load.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discounts on investments, is recognized on the accrual basis.

   (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   The Fund has an unused capital loss carryover of approximately $275,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1996. If not applied, the carryover expires in fiscal 2003.

NOTE 2--Bank Line of Credit:
   The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. Outstanding borrowings on December 31, 1996, amounted to $4 million.

Dreyfus Appreciation Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   The average daily amount of borrowings outstanding during the period ended December 31, 1996 was $33,880, with related weighted average annualized interest rate of 6.15%. The maximum amount borrowed at any time during the period ended December 31, 1996 was $4 million.


NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

   (a) Fees payable by the Fund pursuant to the provisions of an Investment Advisory Agreement with Dreyfus and a Sub-Investment Advisory Agreement with Sarofim (together "Agreements") are payable monthly, computed on the average daily value of the Fund's net assets at the following annual rates:


                    Average Net Assets                          Dreyfus             Sarofim
                    ------------------                          -------             -------
                    0 up to $25 million.................        .44 of 1%          .11 of 1%
                    $25 up to $75 million...............        .37 of 1%          .18 of 1%
                    $75 up to $200 million..............        .33 of 1%          .22 of 1%
                    $200 up to $300 million.............        .29 of 1%          .26 of 1%
                    In excess of $300 million...........        .275 of 1%         .275 of 1%


   (b) The Fund adopted a Shareholder Services Plan, pursuant to which it reimburses (a) the Distributor for payments made for servicing shareholder accounts ("Servicing") and (b) Dreyfus, Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, and any affiliate of either of them for payments made for Servicing, at an aggregate annual rate of up to .20 of 1% of the value of the Fund's average daily net assets. Each of the Distributor and Dreyfus or its affiliates may pay one or more Service Agents (a securities dealer, financial institution or other industry professional) a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. During the period ended December 31, 1996, the Fund was charged $1,282,635 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $313,234 during the period ended December 31, 1996.

   Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period ended December 31, 1996, $36,986 was paid to Mellon pursuant to the custody agreement.

   (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Dreyfus Appreciation Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1996, amounted to $337,477,763 and $30,074,511, respectively.

   At December 31, 1996, accumulated net unrealized appreciation on investments was $259,865,179, consisting of $261,520,106 gross unrealized appreciation and $1,654,927 gross unrealized depreciation.

   At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Appreciation Fund, Inc.
--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Directors
Dreyfus Appreciation Fund, Inc.

   We have audited the accompanying statement of assets and liabilities of Dreyfus Appreciation Fund, Inc., including the statement of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of December 31, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Appreciation Fund, Inc. at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                     Ernst & Young LLP


New York, New York
February 3, 1997


                      DREYFUS APPRECIATION FUND, INC.


                         PART C. OTHER INFORMATION
                           _________________________


Item 24.  Financial Statements and Exhibits. - List
_______   _________________________________________

     (a)  Financial Statements:

               Included in Part A of the Registration Statement

               Condensed Financial Information for each of the ten years in the period ended December 31, 1996.


                         Included in Part B of the Registration Statement:


                    Statement of Investments-- December 31, 1996.


                    Statement of Assets and Liabilities--December 31, 1996.


                    Statement of Operations--year ended December 31, 1996.


                    Statement of Changes in Net Assets--for each of the two years ended December 31, 1995 and December 31, 1996.



                    Notes to Financial Statements

                    Report of Ernst & Young LLP, Independent Auditors, dated February 3, 1997.




All Schedules and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.


Item 24.  Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________


 (b)      Exhibits:

 (1) Registrant's Articles of Amendment and Restatement are incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on February 28, 1995.

 (2) Registrant's By-Laws, as amended are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 27 to the Registration Statement on From N-1A, filed on April 27, 1995.

 (5)(a) Investment Advisory Agreement is incorporated by reference to Exhibit (5)(a) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on February 28, 1995.

 (5)(b) Sub-Investment Advisory Agreement is incorporated by reference to Exhibit (5)(b) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on February 28, 1995.

 (6)(a)   Distribution Agreement is incorporated by reference to Exhibit
          (6)(a) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on February 28, 1995.

 (6)(b) Forms of Shareholder Service Plan Agreements are incorporated by reference to Exhibit (6)(b) of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on April 26, 1996


  (8)(a) Form of Custody Agreement with Mellon Bank, N.A. is incorporated by reference to Exhibit (8)(b) of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on April 26, 1996.


  (9)     Shareholder Services Plan is incorporated by reference to Exhibit
          (9) of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on April 26, 1996.



Item 24.  Financial Statements and Exhibits. - List (continued)
_______   _____________________________________________________

  (10) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on February 28, 1995.

  (11)    Consent of Independent Auditors.

  (16) Schedules of Computation of Performance Data are incorporated by reference to Exhibit 16 of Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on March 18, 1994.

  (17)    Financial Data Schedule.

          Other Exhibits
          ______________


          (a)  Powers of Attorney.

          (b)  Certificate of Secretary.



Item 25.  Persons Controlled by or under Common Control with Registrant.
_______   ______________________________________________________________

          Not Applicable

Item 26.  Number of Holders of Securities.
_______   ________________________________


            (1)                                   (2)

                                              Number of Record
        Title of Class                 Holders as of April 7, 1997
        ______________                 _____________________________

        Common Stock
        (Par value $.01)                    40,097


Item 27.    Indemnification
_______     _______________

        Reference is made to Article SEVENTH of the Registrant's Articles of Incorporation which is incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 26 to the Funds Registration Statement on Form N-1A, filed February 28, 1995 and to Section 2-418 of the Maryland General Corporation Law. The application of these provisions is limited by Article VIII of the Registrant's By-Laws, as amended, filed, as Exhibit 2 thereto and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

           Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as express in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

        Reference is also made to the Distribution Agreement attached as Exhibit (6)(a) of Post-Effective Amendment No. 26 to the
        Registration Statement on Form N-1A, filed on February 28, 1995.

Item 28.    Business and Other Connections of Investment Adviser.
_______     ____________________________________________________

           The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus             Other Businesses
_________________        ________________

MANDELL L. BERMAN        Real estate consultant and private investor
Director                      29100 Northwestern Highway, Suite 370
                              Southfield, Michigan 48034;
                         Past Chairman of the Board of Trustees:
                              Skillman Foundation;
                              Member of The Board of Vintners Intl.

BURTON C. BORGELT        Chairman Emeritus of the Board and
Director                 Past Chairman, Chief Executive Officer and
                         Director:
                              Dentsply International, Inc.
                              570 West College Avenue
                              York, Pennsylvania 17405;
                         Director:
                              DeVlieg-Bullard, Inc.
                              1 Gorham Island
                              Westport, Connecticut 06880
                              Mellon Bank Corporation***;
                              Mellon Bank, N.A.***

FRANK V. CAHOUET         Chairman of the Board, President and
Director                 Chief Executive Officer:
                              Mellon Bank Corporation***;
                              Mellon Bank, N.A.***;
                         Director:
                              Avery Dennison Corporation
                              150 North Orange Grove Boulevard
                              Pasadena, California 91103;
                              Saint-Gobain Corporation
                              750 East Swedesford Road
                              Valley Forge, Pennsylvania 19482;
                              Teledyne, Inc.
                              1901 Avenue of the Stars
                              Los Angeles, California 90067

W. KEITH SMITH           Chairman and Chief Executive Officer:
Chairman of the Board              The Boston Company****;
                         Vice Chairman of the Board:
                              Mellon Bank Corporation***;
                              Mellon Bank, N.A.***;
                         Director:
                              Dentsply International, Inc.
                              570 West College Avenue
                              York, Pennsylvania 17405

CHRISTOPHER M. CONDRON   Vice Chairman:
President, Chief              Mellon Bank Corporation***;
Executive Officer,            The Boston Company****;
Chief Operating               Deputy Director:
Officer and a                 Mellon Trust***;
Director                 Chief Executive Officer:
                              The Boston Company Asset Management,
                              Inc.****;
                         President:
                              Boston Safe Deposit and Trust Company****

STEPHEN E. CANTER        Director:
Vice Chairman and             The Dreyfus Trust Company++;
Chief Investment Officer,     Formerly, Chairman and Chief Executive
Officer:
and a Director                Kleinwort Benson Investment Management
                                   Americas Inc.*

LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                The Boston Company Advisors, Inc.
                              53 State Street
                              Exchange Place
                              Boston, Massachusetts 02109;
                         Executive Vice President and Director:
                              Dreyfus Service Organization, Inc.**;
                         Director:
                              Dreyfus America Fund+++;
                              The Dreyfus Consumer Credit Corporation*;
                              The Dreyfus Trust Company++;
                              Dreyfus Service Corporation*;
                              World Balanced Fund++++;
                         President:
                              The Boston Company****;
                              Laurel Capital Advisors***;
                              Boston Group Holdings, Inc.;
                         Executive Vice President:
                              Mellon Bank, N.A.***;
                              Boston Safe Deposit and Trust
                              Company****

WILLIAM T. SANDALLS, JR. Director:
Senior Vice President and     Dreyfus Partnership Management, Inc.*;
Chief Financial Officer       Seven Six Seven Agency, Inc.*;
                         President and Director:
                              Lion Management, Inc.*;
                         Executive Vice President and Director:
                              Dreyfus Service Organization, Inc.*;
                         Vice President, Chief Financial Officer and
                         Director:
                              Dreyfus Acquisition Corporation*;
                              Dreyfus America Fund+++;
                              World Balanced Fund++++;
                         Vice President and Director:
                              The Dreyfus Consumer Credit Corporation*;
                              The Truepenny Corporation*;
                         Treasurer, Financial Officer and Director:
                              The Dreyfus Trust Company++;
                         Treasurer and Director:
                              Dreyfus Management, Inc.*;
                              Dreyfus Personal Management, Inc.*;
                              Dreyfus Service Corporation*;
                              Major Trading Corporation*;
                         Formerly, President and Director:
                              Sandalls & Co., Inc.

MARK N. JACOBS           Vice President, Secretary and Director:
Vice President,               Lion Management, Inc.*;
General Counsel               Secretary:
and Secretary                 The Dreyfus Consumer Credit Corporation*;
                              Dreyfus Management, Inc.*;
                         Assistant Secretary:
                              Dreyfus Service Organization, Inc.**;
                              Major Trading Corporation*;
                              The Truepenny Corporation*

PATRICE M. KOZLOWSKI          None
Vice President-
Corporate Communications

MARY BETH LEIBIG              None
Vice President-
Human Resources


JEFFREY N. NACHMAN       President and Director:
Vice President-Mutual Fund    Dreyfus Transfer, Inc.
Accounting                    One American Express Plaza
                              Providence, Rhode Island 02903

ANDREW S. WASSER              Vice President:
Vice President-Information     Mellon Bank Corporation***
Services

ELVIRA OSLAPAS           Assistant Secretary:
Assistant Secretary           Dreyfus Service Corporation*;
                              Dreyfus Management, Inc.*;
                              Dreyfus Acquisition Corporation, Inc.*;
                              The Truepenny Corporation+







______________________________________

*      The address of the business so indicated is 200 Park Avenue, New
York,
       New York 10166.
** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
*** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
**** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++ The address of the business so indicated is 69, Route `d'Esch, L-1470 Luxembourg.
++++ The address of the business so indicated is 69, Route `d'Esch, L-2953 Luxembourg.

Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1)        Comstock Partners Funds, Inc.
2)        Dreyfus A Bonds Plus, Inc.
3)        Dreyfus Appreciation Fund, Inc.
4)        Dreyfus Asset Allocation Fund, Inc.
5)        Dreyfus Balanced Fund, Inc.
6)        Dreyfus BASIC GNMA Fund
7)        Dreyfus BASIC Money Market Fund, Inc.
8)        Dreyfus BASIC Municipal Fund, Inc.
9)        Dreyfus BASIC U.S. Government Money Market Fund
10)       Dreyfus California Intermediate Municipal Bond Fund
11)       Dreyfus California Tax Exempt Bond Fund, Inc.
12)       Dreyfus California Tax Exempt Money Market Fund
13)       Dreyfus Cash Management
14)       Dreyfus Cash Management Plus, Inc.
15)       Dreyfus Connecticut Intermediate Municipal Bond Fund
16)       Dreyfus Connecticut Municipal Money Market Fund, Inc.
17)       Dreyfus Florida Intermediate Municipal Bond Fund
18)       Dreyfus Florida Municipal Money Market Fund
19)       The Dreyfus Fund Incorporated
20)       Dreyfus Global Bond Fund, Inc.
21)       Dreyfus Global Growth Fund
22)       Dreyfus GNMA Fund, Inc.
23)       Dreyfus Government Cash Management
24)       Dreyfus Growth and Income Fund, Inc.
25)       Dreyfus Growth and Value Funds, Inc.
26)       Dreyfus Growth Opportunity Fund, Inc.
27)       Dreyfus Income Funds
28)       Dreyfus Institutional Money Market Fund
29)       Dreyfus Institutional Short Term Treasury Fund
30)       Dreyfus Insured Municipal Bond Fund, Inc.
31)       Dreyfus Intermediate Municipal Bond Fund, Inc.
32)       Dreyfus International Funds, Inc.
33)       Dreyfus Investment Grade Bond Funds, Inc.
34)       The Dreyfus/Laurel Funds, Inc.
35)       The Dreyfus/Laurel Funds Trust
36)       The Dreyfus/Laurel Tax-Free Municipal Funds
37)       Dreyfus LifeTime Portfolios, Inc.
38)       Dreyfus Liquid Assets, Inc.
39)       Dreyfus Massachusetts Intermediate Municipal Bond Fund
40)       Dreyfus Massachusetts Municipal Money Market Fund
41)       Dreyfus Massachusetts Tax Exempt Bond Fund
42)       Dreyfus MidCap Index Fund
43)       Dreyfus Money Market Instruments, Inc.
44)       Dreyfus Municipal Bond Fund, Inc.
45)       Dreyfus Municipal Cash Management Plus
46)       Dreyfus Municipal Money Market Fund, Inc.
47)       Dreyfus New Jersey Intermediate Municipal Bond Fund
48)       Dreyfus New Jersey Municipal Bond Fund, Inc.
49)       Dreyfus New Jersey Municipal Money Market Fund, Inc.
50)       Dreyfus New Leaders Fund, Inc.
51)       Dreyfus New York Insured Tax Exempt Bond Fund
52)       Dreyfus New York Municipal Cash Management
53)       Dreyfus New York Tax Exempt Bond Fund, Inc.
54)       Dreyfus New York Tax Exempt Intermediate Bond Fund
55)       Dreyfus New York Tax Exempt Money Market Fund
56)       Dreyfus 100% U.S. Treasury Intermediate Term Fund
57)       Dreyfus 100% U.S. Treasury Long Term Fund
58)       Dreyfus 100% U.S. Treasury Money Market Fund
59)       Dreyfus 100% U.S. Treasury Short Term Fund
60)       Dreyfus Pennsylvania Intermediate Municipal Bond Fund
61)       Dreyfus Pennsylvania Municipal Money Market Fund
62)       Dreyfus Premier California Municipal Bond Fund
63)       Dreyfus Premier Equity Funds, Inc.
64)       Dreyfus Premier Global Investing, Inc.
65)       Dreyfus Premier GNMA Fund
66)       Dreyfus Premier Growth Fund, Inc.
67)       Dreyfus Premier Insured Municipal Bond Fund
68)       Dreyfus Premier Municipal Bond Fund
69)       Dreyfus Premier New York Municipal Bond Fund
70)       Dreyfus Premier State Municipal Bond Fund
71)       Dreyfus Premier Value Fund
72)       Dreyfus S&P 500 Index Fund
73)       Dreyfus Short-Intermediate Government Fund
74)       Dreyfus Short-Intermediate Municipal Bond Fund
75)       The Dreyfus Socially Responsible Growth Fund, Inc.
76)       Dreyfus Stock Index Fund, Inc.
77)       Dreyfus Tax Exempt Cash Management
78)       The Dreyfus Third Century Fund, Inc.
79)       Dreyfus Treasury Cash Management
80)       Dreyfus Treasury Prime Cash Management
81)       Dreyfus Variable Investment Fund
82)       Dreyfus Worldwide Dollar Money Market Fund, Inc.
83)       General California Municipal Bond Fund, Inc.
84)       General California Municipal Money Market Fund
85)       General Government Securities Money Market Fund, Inc.
86)       General Money Market Fund, Inc.
87)       General Municipal Bond Fund, Inc.
88)       General Municipal Money Market Fund, Inc.
89)       General New York Municipal Bond Fund, Inc.
90)       General New York Municipal Money Market Fund

(b)
                                                       Positions and
Name and principal  Positions and offices with         offices with
business address         the Distributor               Registrant
__________________  ___________________________             _____________

Marie E. Connolly+    Director, President, Chief         President and
                      Executive Officer and Compliance   Treasurer
                      Officer

Joseph F. Tower, III+ Senior Vice President, Treasurer   Vice President
                      and Chief Financial Officer        and Assistant
                                                         Treasurer

John E. Pelletier+    Senior Vice President, General     Vice President
                      Counsel, Secretary and Clerk       and Secretary

Roy M. Moura+         First Vice President               None

Dale F. Lampe+        Vice President                     None

Mary A. Nelson+       Vice President                    Vice President and
                                                        Assistant Treasurer

Paul Prescott+        Vice President                     None

Elizabeth A. Keeley++ Assistant Vice President         Vice President and
                                                       Assistant Secretary

Jean M. O'Leary+      Assistant Secretary and            None
                      Assistant Clerk

John W. Gomez+        Director                            None

William J. Nutt+      Director                            None




________________________________
 +  Principal business address is One Exchange Place, Boston, Massachusetts
    02109.
++  Principal business address is 200 Park Avenue, New York, New York
    10166.
Item 30.   Location of Accounts and Records
           ________________________________

                1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
                    P.O. Box 9671
                    Providence, Rhode Island 02940-9671

                2.  Mellon Bank, N.A.
                    1 Mellon Bank Center
                    Pittsburgh, PA 15250

                3.  Dreyfus Transfer, Inc.
                    P.O. Box 9671
                    Providence, Rhode Island 02940-9671

                4.  The Dreyfus Corporation
                    200 Park Avenue
                    New York, New York 10166

Item 31.   Management Services
_______    ___________________

           Not Applicable

Item 32.   Undertakings
________   ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or Board members when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.


                                 SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 25th day of April, 1997.


                      DREYFUS APPRECIATION FUND, INC.


            BY:    /s/MARIE E. CONNOLLY*
                   ____________________________
                   MARIE E. CONNOLLY, PRESIDENT

         Pursuant to the requirements of the Securities Act of 1933 this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signatures                     Title                           Date
__________________________      _______________________________      ________


/s/Marie E. Connolly*           President and Treasurer              04/25/97
______________________________  (Principal Executive Officer)
Marie E. Connolly


/s/Joseph F. Tower, III*        Assistant Treasurer (Principal       04/25/97
_____________________________   Financial and Accounting Officer)
Joseph F. Tower, III


/s/Joseph S. DiMartino*         Chairman of the Board of             04/25/97
______________________________  Directors
Joseph S. DiMartino


/s/Clifford L. Alexander, Jr.*  Director                             04/25/97
_____________________________
Clifford L. Alexander, Jr.


/s/Peggy C. Davis*              Director                             04/25/97
_____________________________
Peggy C. Davis


/s/Ernest Kafka*                Director                             04/25/97
_____________________________
Ernest Kafka


/s/Saul B. Klaman*              Director                             04/25/97
_____________________________
Saul B. Klaman


/s/Nathan Leventhal*            Director                             04/25/97
____________________________
Nathan Leventhal



*BY:     /s/Elizabeth A. Keeley,
         Elizabeth A. Keeley,
         Attorney-in-Fact

                       DREYFUS APPRECIATION FUND, INC.



                              INDEX OF EXHIBITS



          (11)      Consent of Independent Auditors

          (17)      Financial Data Schedule


                    Other Exhibits

                    (a)  Powers of Attorney

                    (b)  Certificate of Secretary